SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15(d) OF THE
                        SECURITIES EXCHANGE ACT of 1934


                                  July 9, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  ICONET, INC.

                                FORMERLY KNOWN AS

                     DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                                                  86-0891931
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


8 Gaucho Drive
Rolling Hills Estates, California                             90274
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


                                 (416) 682-9255
                -------------------------------------------------
                Registrants telephone number, including area code


                                  000 - 28481
                             ----------------------
                             Commission File Number:


DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.
590 Madison Avenue, 21st Floor
New York, New York                                                       10022
------------------------------------------------------------          ----------
(Former name or former address, if changed since last report          (Zip Code)


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ITEM 5. OTHER EVENTS

       At a shareholders' meeting held on July 9, 2001, the shareholders, by majority vote, approved Amendments to the registrant's Articles of Incorporation to reverse split the total outstanding shares of the registrant's Common Stock on the basis of 1 for 200, leaving the authorized shares and par value unchanged, and changed the name of the registrant to Iconet, Inc. A Certificate of Amendment of the Articles of Incorporation was filed with the Nevada Secretary of State on July 12, 2001. See Exhibit 1 to this report.

            The registrant's trading symbol on the OTC Bulletin Board has been changed from DVDT to ICON.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, THE REGISTRANT has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                /s/ RANDY MILLER
                                ----------------
                                    Randy Miller
                                    President

Date: August 29, 2001

                            EXHIBITS TO THIS REPORT


Exhibit #     Description

   3 Certificate of Amendment to Articles of Incorporation, filed July 12, 2001